UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2021

(Date of earliest event reported)

Royale Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55912	81-4596368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210

El Cajon, California 92020

(Address of principal executive offices) (Zip Code)

(619) 383-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.         ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Resignation of Moss Adams LLP (“Moss Adams”)

(i)	On May 18, 2021, Moss Adams notified the Board of Directors of Royale Energy, Inc. (the “Company”) of its resignation as the Company’s independent accountant effective as of that date.

(ii)

During the Company’s fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through May 18, 2021 (the “Financials”), there were no disagreements with Moss Adams on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to such matter in connection with its report.

(iii)	The resignation of Moss Adams was accepted by the Company’s Board of Directors on May 19, 2021.

(iv)

There were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)

Moss Adams’s report on the Financials did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the explanatory paragraph included in the reports of Moss Adams on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, which noted that there was substantial doubt as to the Company ability to continue as a going concern. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness that existed because the Company did not maintain effective controls over its financial close and reporting process, and concluded that the financial close and reporting process needed additional formal procedures to ensure there are appropriate reviews over all financial reporting analysis. Updated procedures have been implemented through the close process for the year ended December 31, 2019, but the material weakness on our financial close and reporting process was not alleviated. Management is in the process of designing and implementing updated control procedures that it believes will mitigate this material weakness. The Company will continue to monitor these throughout 2021 to be able to fully assess whether the procedures and controls are effective.

The Company has furnished Moss Adams with a copy of the foregoing disclosure and requested Moss Adams to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Moss Adams to the Securities and Exchange Commission, dated May 25, 2021, is attached as an exhibit hereto.

EXHIBIT NO.	DESCRIPTION
16	Letter from Moss Adams, LLP to the Securities and Exchange Commission, dated May 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: May 25, 2021	By:	/s/ Stephen M. Hosmer
	Name:	Stephen M. Hosmer
	Title:	Chief Financial Officer and Secretary